                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ John D. Carifa
                                     John D. Carifa


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ David H. Dievler
                                     David H. Dievler


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ W.H. Henderson
                                    W.H. Henderson



Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ John H. Dobkin
                                     John H. Dobkin


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ Stig Host
                                    Stig Host


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ Richard M. Lilly
                                    Richard M. Lilly


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ Robert C. White
                                     Robert C. White


Dated:  December 5, 1996

                     POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers

granted by the undersigned to the extent inconsistent

herewith and constitutes and appoints John D. Carifa, Edmund

P. Bergan, Jr., and Andrew L. Gangolf, and each of them, to

act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any

and all capacities, solely for the purpose of signing the

Registration Statement, and any amendments thereto, on Form

N-1A of Alliance Developing Markets Fund, Inc. and filing

the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may

do or cause to be done by virtue hereof.

                                  /s/ Alan Stoga
                                    Alan Stoga


Dated:  December 5, 1996
















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